December 18, 2017 1 NYSE: CVA December 18, 2017 Strategic Partnership with Green Investment Group (“GIG”)

December 18, 2017 2 Cautionary Statements Forward-Looking Statements Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the SEC, all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward- looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta include, but are not limited to, the risks and uncertainties affecting Covanta’s businesses described in periodic securities filings by Covanta with the SEC. Important factors, risks and uncertainties that could cause actual results of Covanta and the JV to differ materially from those forward-looking statements include, but are not limited to: seasonal or long-term fluctuations in the prices of energy, waste disposal, scrap metal and commodities; Covanta’s ability to renew or replace expiring contracts at comparable prices and with other acceptable terms; adoption of new laws and regulations in the United States and abroad, including energy laws, environmental laws, tax laws, labor laws and healthcare laws; failure to maintain historical performance levels at Covanta’s facilities and its ability to retain the rights to operate facilities it does not own; Covanta’s and the JV’s ability to avoid adverse publicity or reputational damage relating to its business; advances in technology; difficulties in the operation of its facilities, including fuel supply and energy delivery interruptions, failure to obtain regulatory approvals, equipment failures, labor disputes and work stoppages, and weather interference and catastrophic events; difficulties in the financing, development and construction of new projects and expansions, including increased construction costs and delays; limits of insurance coverage; Covanta’s ability to avoid defaults under its long-term contracts; performance of third parties under its contracts and such third parties’ observance of laws and regulations; concentration of suppliers and customers; geographic concentration of facilities; increased competitiveness in the energy and waste industries; changes in foreign currency exchange rates; limitations imposed by Covanta’s existing indebtedness and its ability to perform its financial obligations and guarantees and to refinance its existing indebtedness; exposure to counterparty credit risk and instability of financial institutions in connection with financing transactions; the scalability of its business; restrictions in its certificate of incorporation and debt documents regarding strategic alternatives; failures of disclosure controls and procedures and internal controls over financial reporting; Covanta’s and the JV’s ability to attract and retain talented people; Covanta’s ability to utilize net operating loss carryforwards; general economic conditions in the United States and abroad, including the availability of credit and debt financing; and other risks and uncertainties affecting Covanta’s businesses described in periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, cost estimates, returns on investments, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta’s and the JV’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. Non-GAAP Financial Measures We use a number of different financial measures, both United States generally accepted accounting principles (“GAAP”) and non-GAAP, in assessing the overall performance of our business. To supplement our assessment of results prepared in accordance with GAAP, we use the measures of Adjusted EBITDA, and Free Cash Flow, which are non-GAAP measures as defined by the Securities and Exchange Commission. The non-GAAP financial measures of Adjusted EBITDA and Free Cash Flow as described below, and used in this release, are not intended as a substitute or as an alternative to net income, cash flow provided by operating activities or diluted earnings per share as indicators of our performance or liquidity or any other measures of performance or liquidity derived in accordance with GAAP. In addition, our non-GAAP financial measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The presentations of Adjusted EBITDA and Free Cash Flow are intended to enhance the usefulness of our financial information by providing measures which management internally use to assess and evaluate the overall performance of its business and those of possible acquisition candidates, and highlight trends in the overall business.

December 18, 2017 3 Introduction and Transaction Overview • Forming strategic partnership (50:50) to execute on combined UK project development pipeline • GIG to invest in Covanta’s Dublin facility, with proceeds to fund Covanta’s investments in new UK projects • World leader in Energy-from-Waste • Operates largest portfolio of EfW assets, processing approximately 20 million tons of waste annually and generating over 1,500 MW • Europe’s largest green energy investor and capital provider • Market leading platform dedicated to renewable investments in the UK and beyond Partnership with GIG represents monumental shift in Covanta’s growth trajectory

December 18, 2017 4 Transaction Highlights and Strategic Rationale Validates development business model • Recycling majority of invested capital in Dublin at premium valuation • Highlights value of EfW assets and value creation from Covanta’s development strategy • Repeatable strategy for unlocking value  Meaningfully strengthens financial profile • Immediate deleveraging and reduced capital intensity of development • Sets clear path for additional long-term cash flow growth  Creates powerful new growth platform in the UK and Ireland • Leverages complementary capabilities • Combined pipeline of 6 projects representing 2 million tonnes of annual capacity • Incremental revenue stream through operations and maintenance (O&M) services • Potential to replicate in other international markets with leading global infrastructure investor   Comprehensive solution to execute project pipeline• Creates roadmap to finance projects • Capital-efficient equity funding solution for entire announced project pipeline

December 18, 2017 5 Covanta International Growth Strategy: UK Market • Most attractive EfW market for Covanta, with supportive policy and disposal capacity shortfalls driving significant investment in new infrastructure – Landfill closures expected to result in annual capacity shortfall of up to 5-10 million tonnes by 2025 – UK currently exports 3.5 million tonnes of waste to meet its disposal needs • Mass burn EfW is most attractive large scale, sustainable disposal solution UK Market Overview UK Landfill Tax vs. Remaining Landfill Capacity* • Develop large merchant projects in attractive waste markets • Partner with top tier waste providers that benefit from access to a non-landfill disposal outlet • Strategy benefits: √ Large facilities offer economies of scale in construction and operations √ Not reliant on lengthy municipal procurements √ Share development cost with project partners * Landfill capacity excludes capacity for inert waste Source: UK Environmental Agency 200 300 400 500 600 10 30 50 70 90 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Million m3£/tonne LF Capacity (RHS) LF Tax (LHS) Covanta UK Development Strategy

Green Investment Group / Macquarie

- The Green Investment Bank ("GIB") was created by the UK Government in 2012 to facilitate investment in UK green infrastructure
- In 2017, GIB was acquired by Macquarie for £2.3 billion in a privatization and renamed "Green Investment Group"
- GIG is one of the leading investors in green infrastructure in the UK and Europe, managing over £3.4 billion of investments, including more than 3.6 GW(1) of renewable generation
- Together, Macquarie and GIG have led over £15 billion of investments in the UK across a range of renewable technologies, with commitments to lead £3 billion of investments in green energy projects over the next 3 years
- Macquarie is the world's leading infrastructure investor with over £277 in total assets under management

2012
- **October 2012** GIB officially launches
- **December 2012** GIB makes its first investment

2013
- **October 2013** GIB organizes inaugural global Green Bank Congress
- **November 2013** Publication of GIB's green investment principles

2014
- **March 2014** GIB reaches £1bn total commitments
- **May 2014** State Aid clearance to expand mandate to Onshore Renewables

2015
- **March 2015** GIB establishes UK Climate Investments JV with UK Government
- **April 2015** First close of the world's first Offshore Wind Fund
- **June 2015** UK Government announces intention to raise private capital for GIB

2016
- **March 2016** Launch of formal privatization process
- **June 2016** Record financial results with c.£10m of net profit in FY16

2017
- **February 2017** Final close of Offshore Wind Fund with £1.1bn under management
- **April 2017** Announcement of formal agreement with Macquarie Group led consortium
- **August 2017** Closing of privatization transaction and branding to Green Investment Group

Ideal partner with unmatched experience, capabilities and resources

1) Figure represents gross capacity of all European renewable energy assets overseen by Macquarie and/or GIG.

6 December 18, 2017

COVANTA
Powering Today. Protecting Tomorrow.

December 18, 2017 7 Robust Project Development Pipeline Newhurst • Location: Leicestershire, England • 350k tonnes / 40 MW • Total Investment: £250-£300 million • Non-JV Project Partner: Biffa Protos • Location: Cheshire, England • 350k tonnes / 40 MW • Total Investment: £250-£300 million • Non-JV Project Partner: Biffa Rookery • Location: Bedfordshire, England • 535k tonnes / 60 MW • Total Investment: £375-£425 million • Non-JV Project Partner: Veolia Dublin • Location: Dublin, Ireland • 600k tonnes / 60 MW • Total Investment: €550 million London Birmingham Edinburgh Belfast Liverpool Manchester Glasgow GIG brings a portfolio of 3 EfW development projects in the UK with combined capacity of over 800,000 tonnes per year (1) Committed to invest £3 in green infrastructure over the next three years Combined development pipeline of advanced and early stage projects targeting major metro areas and totaling 2 million tonnes of annual processing capacity Dublin 1) Name and location of GIG projects withheld due to confidentiality and commercial limitations.

December 18, 2017 8 Transaction Structure AssetCo • Strategic partnership and investment vehicle to capitalize on UK growth opportunities • Combined resources to develop projects jointly • Joint (50:50) investment / ownership / governance upon closing of project financing • Original developer receives premium at project finance close – Rookery to be the next asset to close • Targeted project equity returns in the low to mid teens • Covanta to provide contractual O&M services 100% Dublin 50% NewhurstProtosRookeryO&M Acquisitions New JV Projects Powerful Growth Platform 50% 3 GIG Projects

December 18, 2017 9 Significant Value Realization From Dublin • On December 14, completed refinancing of original capital structure to extend debt term and significantly reduce cost • Retired high cost convertible preferred • New project debt structure: – €396m 3.1% senior debt due 2032 – €50m 5.2% junior debt due 2032 • GIG to pay Covanta €136 million for 50% stake in Dublin (via partnership) • Values project at 13x EBITDA – Represents market value for a premier world class asset • Covanta recoups majority of invested equity and maintains 50% ownership – Premium highlights value accretion from development activities • Covanta remains as facility operator Refinancing Overview Attractive Valuation GIG investing in Ireland highlights the value of this critical infrastructure asset

Financial Impact

Balance Sheet Impact

- Anticipate immediate leverage reduction of 1x versus Q3 2017
- Partnership structure reduces capital intensity of UK development pipeline
- Growing cash flow and reduced capital needs leads to accelerated deleveraging over time

Near-term Financial Impact (Dublin)

- Annual proportional contribution from Dublin to Covanta under the partnership:
  - Adjusted EBITDA: $30 to $35 million (1)
  - Free Cash Flow: $10 to $15 million (1)

Advanced UK Pipeline (2) (4 New Projects)

- CVA equity investment of $150 to $200 million
- $40 to $50 million annual cash flow contribution
  - 4x to 5x investment multiple
- Net of Dublin, contributes additional ~$30 million cash flow with ***no new capital required***

Long-term Growth Targets

- Partnership positions Covanta to deliver **>10% CAGR on Free Cash Flow** over long-term
- Target **doubling Free Cash Flow** by mid next decade
- **Significant further upside** from earlier stage developments and future expansion of platform

1) Please see page 12 for related notes on non-GAAP financial measures.
2) "Advanced" pipeline includes projects with planning permission and contractual structure in place (Rookery, Protos, Newhurst and 1 GIG project).

10 December 18, 2017

COVANTA
Powering Today. Protecting Tomorrow.

December 18, 2017 11 Development Outlook 3 to 5 additional UK EfW projects to follow by 2020 Plan to leverage the partnership’s sourcing capabilities and relationships to expand pipeline further in the UK and globally Partnership to execute combined project pipeline in the UK, while establishing a platform for capitalizing on future investment opportunities Rookery expected to commence construction in the first half of 2018 Note: Development timeline reflects current pipeline of advanced projects only. Dublin commences operations Rookery Highly visible return on investment UK Projects Online (2021+) Announce and construct 3 to 5 additional projects (Protos, Newhurst and 3 GIG projects) UK Investment Period (2018-2022)2017

December 18, 2017 12 Non-GAAP Financial Measures Free Cash Flow Free Cash Flow is defined as cash flow provided by operating activities, less maintenance capital expenditures, which are capital expenditures primarily to maintain our existing facilities. We use the non-GAAP measure of Free Cash Flow as a criterion of liquidity and performance-based components of employee compensation. We use Free Cash Flow as a measure of liquidity to determine amounts we can reinvest in our core businesses, such as amounts available to make acquisitions, invest in construction of new projects, make principal payments on debt, or amounts we can return to our stockholders through dividends and/or stock repurchases. Adjusted EBITDA We use Adjusted EBITDA to provide additional ways of viewing aspects of operations that, when viewed with the GAAP results provide a more complete understanding of our core business. As we define it, Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, as adjusted for additional items subtracted from or added to net income including the effects of impairment losses, gains or losses on sales, dispositions or retirements of assets, adjustments to reflect the Adjusted EBITDA from our unconsolidated investments, adjustments to exclude significant unusual or non-recurring items that are not directly related to our operating performance plus adjustments to capital type expenses for our service fee facilities in line with our credit agreements. We adjust for these items in our Adjusted EBITDA as our management believes that these items would distort their ability to efficiently view and assess our core operating trends. Going forward, as larger parts of our business will be conducted through unconsolidated entities that we do not control, we will begin to adjust for our proportionate share of the entities depreciation and amortization, interest expense and taxes in order to improve comparability to the Adjusted EBITDA of our wholly owned entities. Our projections of the proportional contribution of our interests in the JV to our Adjusted EBITDA and Free Cash Flow are not based on GAAP net income/loss or Cash flow provided by operating activities, respectively, and are anticipated to be adjusted to exclude the effects of events or circumstances in 2018 that are not representative or indicative of our results of operations and that are not currently determinable. Due to the uncertainty of the likelihood, amount and timing of any such adjusting items, we do not have information available to provide a quantitative reconciliation of projected net income/loss to an Adjusted EBITDA projection or projected Cash flow provided by operating activities to Free Cash Flow projection.